Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Lawrence R. Hamilton

Direct Dial: (312) 701-7055

Facsimile: (312) 706-8333

May 12, 2008

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	DNP Select Income Fund Inc.
Preliminary Proxy Statement for Special Meeting of Shareholders

Ladies and Gentlemen:

On behalf of DNP Select Income Fund Inc., a Maryland corporation registered under the Investment Company Act of 1940 as a closed-end diversified management investment company (the “Company”), filed herewith is a preliminary proxy statement on Schedule 14A relating to the Company’s Special Meeting of Shareholders to be held on June 30, 2008. This filing is identical to the one made on May 9, 2008, except that the forms of proxy, which were inadvertently omitted from the May 9 filing, are included in this filing.

The proposed amendment to the Company’s fundamental investment restriction on borrowing is a critical step in enabling the Company to provide liquidity to the holders of its remarketed preferred stock and auction preferred stock by obtaining a debt facility that can be used to redeem all of the outstanding preferred stock.

Subject to staff review, if any, it is the Company’s intention to mail a definitive proxy statement to the Company’s shareholders on May 23, 2008.

Please direct any questions regarding this filing to the undersigned at (312) 701-7055 or LHamilton@mayerbrown.com or to John R. Sagan at (312) 701-7123 or JSagan@mayerbrown.com.

Very truly yours,

/s/ Lawrence R. Hamilton
Lawrence R. Hamilton